UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 21, 2019

C&J Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38023	81-4808566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd.
Houston, Texas 77042
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 325-6000
N/A
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On February 21, 2019, C&J Energy Services, Inc. ("C&J") issued a press release (the “Earnings Release”) announcing the Company’s financial and operating results for the full year 2018 and the fourth quarter of 2018. The Earnings Release is included as Exhibit 99.1 hereto, pursuant to Item 2.02 of Form 8-K.
C&J will host a conference call on Thursday, February 21, 2019 at 10:00 a.m. ET / 9:00 a.m. CT to discuss our full year and fourth quarter 2018 financial and operating results (the "Earnings Call"). Interested parties may listen to the Earnings Call via a live webcast accessible on our website at www.cjenergy.com or by calling U.S. (Toll Free): 1-855-560-2574 or International: 1-412-542-4160 and asking for the “C&J Energy Services' Earnings Call.” An archive of the webcast will be available shortly after the call on our website at www.cjenergy.com for twelve months following the call. A replay of the call will also be available for one week by calling U.S. (Toll Free): 1-877-344-7529 or International: 1-412-317-0088, using the access code: 10127786.
The Earnings Release and the Earnings Presentation (defined below) contain, and on the Earnings Call C&J’s management is expected to discuss, certain statements and information that speak to the Company’s expectations or predictions of the future. These statements and information may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are subject to risks and uncertainties, many of which are beyond C&J’s control, which could cause C&J’s actual results to differ materially from those expressed in or implied by these statements. Please see C&J’s disclosures regarding risk factors and forward-looking statements in its filings with the SEC (including Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, and Annual Report on Form 10-K) for a discussion of the known material factors that could cause C&J’s actual results to differ materially from those indicated or implied by such forward-looking statements.
Additionally, the Earnings Release and Earnings Presentation contain, and on the Earnings Call C&J’s management is expected to discuss, certain non-GAAP financial measures. C&J has provided information regarding its use of those non-GAAP financial measures, together with reconciliations of such measures to their most comparable GAAP measures, in the Earnings Release.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

As disclosed under Item 2.02 hereof, on Thursday, February 21, 2019, C&J issued the Earnings Release announcing its financial and operating results for the full year and fourth quarter of 2018. A copy of the Earnings Release is furnished as Exhibit 99.1 hereto, pursuant to Item 7.01 of Form 8-K. In addition, C&J posted a presentation dated as of February 21, 2019 that will be used in connection with the Earnings Call (the "Earnings Presentation") on the Company’s website at www.cjenergy.com, a copy of which is furnished as Exhibit 99.2 hereto, pursuant to Item 7.01 of Form 8-K.
C&J expressly disclaims any obligation to update the presentation materials or any other information posted on or available through its website, and cautions that the information set forth therein is only accurate as of the date indicated in such materials. The inclusion of any data or statements in the presentation materials (or available on or through C&J’s website) does not signify that such information is considered material.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 21, 2019.
99.2	Earnings Call Presentation dated February 21, 2019.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&J ENERGY SERVICES, INC.
February 21, 2019
	By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel,
Chief Risk and Compliance Officer and
Corporate Secretary